UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

BLUEGREEN VACATIONS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Florida

	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4960 Confrence Way North, Suite 100, Boca Raton, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-912-8000

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	BVH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the Bluegreen Vacations Holding Corporation 2021 Incentive Plan is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Bluegreen Vacations Holding Corporation (the “Company”) was held on July 21, 2021. At the Annual Meeting, the Company’s shareholders approved (i) the election of the thirteen director candidates nominated for election by the Company’s Board of Directors, each for a term expiring at the Company’s 2022 Annual Meeting of Shareholders, and (ii) the Bluegreen Vacations Holding Corporation 2021 Incentive Plan (the “Plan”). A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Laurel Hill Advisory Group, LLC, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	57,283,647	3,288,283	N/A
John E. Abdo	57,030,913	3,541,016	N/A
James R. Allmand, III	59,990,697	581,232	N/A
Norman H. Becker	56,962,393	3,609,536	N/A
Lawrence A. Cirillo	56,014,393	4,557,536	N/A
Darwin Dornbush	55,304,003	5,267,926	N/A
Jarett S. Levan	56,231,592	4,340,337	N/A
Joel Levy	55,977,079	4,594,850	N/A
Mark A. Nerenhausen	60,094,972	476,957	N/A
William Nicholson	55,329,590	5,242,339	N/A
Arnold Sevell	60,263,713	308,216	N/A
Orlando Sharpe	60,094,771	477,158	N/A
Seth M. Wise	57,047,164	3,524,765	N/A

Proposal 2: Approval of the Bluegreen Vacations Holding Corporation 2021 Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,582,219	5,900,098	89,611	N/A

A description of the Plan is set forth on pages 23 through 28 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 25, 2021, is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The full text of the Plan is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

d) Exhibits.

10.1 Bluegreen Vacations Holding Corporation 2021 Incentive Plan

99.1 Description of the Bluegreen Vacations Holding Corporation 2021 Incentive Plan (incorporated by reference to pages 23 through 28 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 25, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021	Bluegreen Vacations Holding Corporation

	By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President, Chief Operating Officer and Chief Financial Officer

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